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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 26, 2007

                                       ZAP

             (Exact name of Registrant as specified in its charter)

         CALIFORNIA                      0-303000                94-3210624
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


                                501 FOURTH STREET
                              SANTA ROSA, CA, 95401
                    (Address of principal executive offices)

                                 (707) 525-8658
               Registrant's telephone number, including area code


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 1.01 Entry into Material Definitive Agreement. The description of events described in Item 3.03, below, is hereby incorporated hereunder

Item 3.03 Material Modification to Rights of Security Holders

On January 26, 2007,the Board of Directors extended the expiration date of certain of the Company's warrants that were issued for executive incentives and the plan of reorganization by five years to July 1, 2012 with revised exercise prices ranging from $1.00 to $1.20.












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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

January 29, 2007

ZAP

BY: /s/ Steven Schneider
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    Steven M. Schneider,
    Chief Executive Officer


























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